UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2014

MONARCH AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54798	99-0372219
(Commission File Number)	(IRS Employer Identification No.)

3240 W 71st Ave, Unit 5

Westminster CO 80030

(Address of Principal Executive Offices, Zip Code)

(720)-319-5602

(Registrant's Telephone Number, Including Area Code)

CANNABIS KINETICS CORP.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On December 17, 2014, Cannabis Kinetics Corp. n/k/a Monarch America, Inc. (the “Company”) executed an extension agreement with Jeremy N. Stout, Inc. d/b/a The Big Tomato (“The Big Tomato”), and Jeremy N. Stout and Josh Field, pursuant to which the parties agreed that, since the parties are not ready to consummate the transactions contemplated by the Merger Agreement among the parties, the closing is to take place before January 30, 2015.

The transactions contemplated by the merger agreement with The Big Tomato are described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 22, 2014.

The foregoing description of the Merger Extension Agreement is qualified in its entirety by reference to the full text of said agreement, a copy of which is attached hereto as Exhibit 10.11.

Section 5- Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company received notification from FINRA on December 18, 2014 confirming the 3-1 forward stock split authorized by the Board of Directors of the Company. The record date of the split is December 18, 2014. Accordingly, shareholders owning shares on such date will receive 2 shares of the Company in addition to each share they own as of such date. The Company currently has 31,268,206 shares issued and outstanding. As a result of the forward stock split, the Company will have 93,804,618 shares issued and outstanding. The additional shares will be mailed directly to the shareholders.

FINRA also confirmed the name change of the Company to “Monarch America, Inc.” The name change was effectuated by a merger of the Company’s wholly-owned subsidiary, Monarch America, Inc., with and into the Company pursuant to Section 98.180 of the Nevada Revised Statutes.

As of December 26, 2014, the name of the Company on the Daily List will be changed to Monarch America, Inc. The new trading symbol of the Company will be "BTFL".

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.5	Articles of Merger dated December 16, 2014, between Cannabis Kinetics Corp. and Monarch America, Inc.

10.11	Merger Agreement Extension, dated December 17, 2014, among Cannabis Kinetics Corp., Jeremy N. Stout, Inc. d/b/a The Big Tomato, Jeremy N. Stout and Josh Field

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH AMERICA, INC.

Date: December 18, 2014	By:	/s/ Eric Hagen
	Name:	Eric Hagen
	Title:	President and Chief Executive Officer